Media Contact: Steve Sturgeon QLogic Corporation 858.472.5669 steve.sturgeon@qlogic.com Investor Contact: Jean Hu QLogic Corporation 949.389.7579 jean.hu@qlogic.com	Exhibit 99.1

QLOGIC REPORTS FIRST QUARTER

RESULTS FOR FISCAL YEAR 2014

ALISO VIEJO, Calif., July 25, 2013—QLogic Corp. (Nasdaq:QLGC), a leading supplier of high performance network infrastructure solutions, today announced its first quarter financial results for the period ended June 30, 2013.

During early June, the company commenced a restructuring plan designed to enhance product focus and streamline business operations with the goal of driving long-term profitable growth. As a result of the sharpened product focus, the company revised its product categories for revenue reporting. Effective this quarter, revenue is presented in two new categories – Advanced Connectivity Platforms and Legacy Connectivity Products. Net revenue from Advanced Connectivity Platforms and Legacy Connectivity Products for the last five quarters is presented in the accompanying supplemental financial information.

Financial Results

Net revenue for the first quarter of fiscal 2014 was $113.1 million compared to $130.4 million in the same quarter last year. Revenue from Advanced Connectivity Platforms was $93.2 million during the first quarter of fiscal 2014 compared to $108.0 million in the same quarter last year. Revenue from Legacy Connectivity Products was $19.9 million during the first quarter of fiscal 2014 compared to $22.3 million in the same quarter last year.

Loss from continuing operations on a GAAP basis for the first quarter of fiscal 2014 was $(3.1) million, or $(0.03) per diluted share, compared to income from continuing operations of $18.4 million, or $0.19 per diluted share, for the first quarter of fiscal 2013. Loss from continuing operations on a GAAP basis for the first quarter of fiscal 2014 includes special charges of $12.0 million recorded in connection with the restructuring plan. Income from continuing operations on a non-GAAP basis for the first quarter of fiscal 2014 was $16.4 million, or $0.18 per diluted share, compared to $25.3 million, or $0.26 per diluted share, for the first quarter of fiscal 2013.

“I am very pleased with our execution and disciplined financial management during the first quarter. The restructuring activities are progressing according to our plan and we are sharply focused on the server and storage connectivity markets,” said Jean Hu, interim chief executive officer, senior vice president and chief financial officer, QLogic. “With this market focus, I believe we are on the right track to drive the execution of new product opportunities and to deliver improved financial performance.”

QLogic uses certain non-GAAP financial measures to supplement financial statements based on GAAP. A summary of these non-GAAP financial measures and a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure, as well as a description of the reasons that management believes that these non-GAAP financial measures provide useful information to investors and the additional purposes for which management uses these non-GAAP financial measures, is presented in the accompanying financial schedules.

QLogic’s first quarter fiscal 2014 conference call is scheduled for today at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). Jean Hu, interim chief executive officer, senior vice president and chief financial officer, will host the conference call. The call is being webcast live via the Internet at http://ir.qlogic.com and www.earnings.com. Phone access to participate in the conference call is available at (888) 299-7207, pass code: 2969688.

The financial information that the company intends to discuss during the conference call will be available on the company’s website at http://ir.qlogic.com for twelve months following the conference call. A replay of the conference call will be available via webcast at http://ir.qlogic.com for twelve months.

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QLogic – the Ultimate in Performance

QLogic (Nasdaq:QLGC) is a global leader and technology innovator in high performance server and storage networking connectivity products. Leading OEMs and channel partners worldwide rely on QLogic for their server and storage networking solutions. For more information, visit www.qlogic.com.

Disclaimer – Forward-Looking Statements

This press release contains statements relating to future results of the company (including certain beliefs and projections regarding business and market trends, as well as our belief that the restructuring activities are progressing according to our plan and our belief that we are on the right track to drive the execution of new product opportunities and to deliver improved financial performance) that are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected or implied in the forward-looking statements. The company advises readers that these potential risks and uncertainties include, but are not limited to: uncertainties whether our restructuring plan will achieve its stated goals; uncertainty whether our enhanced product focus will achieve its stated goals; unfavorable economic conditions; potential fluctuations in operating results; gross margins that may vary over time; the stock price of the company may be volatile; the company’s dependence on the networking markets served; the ability to maintain and gain market or industry acceptance of the company’s products; the company’s dependence on a small number of customers; the company’s ability to compete effectively with other companies; the ability to attract and retain key personnel; the complexity of the company’s products; declining average unit sales prices of comparable products; the company’s dependence on sole source and limited source suppliers; the company’s dependence on relationships with certain third-party subcontractors and contract manufacturers; sales fluctuations arising from customer transitions to new products; seasonal fluctuations and uneven sales patterns in orders from customers; a reduction in sales efforts by current distributors; changes in the company’s tax provisions or adverse outcomes resulting from examination of its income tax returns; international economic, currency, regulatory, political and other risks; facilities of the company and its suppliers and customers are located in areas subject to natural disasters; the ability to protect proprietary rights; the ability to satisfactorily resolve any infringement claims; uncertain benefits from strategic business combinations, acquisitions and divestitures; declines in the market value of the company’s marketable securities; changes in and compliance with regulations; difficulties in transitioning to smaller geometry process technologies; the use of “open source” software in the company’s products; system security risks, data protection breaches and cyber-attacks; and the company’s ability to borrow under its credit agreement is subject to certain covenants.

More detailed information on these and additional factors that could affect the company’s operating and financial results are described in the company’s Forms 10-K, 10-Q and other reports filed, or to be filed, with the Securities and Exchange Commission. The company urges all interested parties to read these reports to gain a better understanding of the business and other risks that the company faces. The forward-looking statements contained in this press release are made only as of the date hereof, and the company does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

QLogic and the QLogic logo are registered trademarks of QLogic Corporation. Other trademarks and registered trademarks are the property of the companies with which they are associated.

QLOGIC CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(unaudited — in thousands, except per share amounts)

	Three Months Ended
	June 30, 2013	July 1, 2012

Net revenues	$113,116	$130,371
Cost of revenues	36,619	43,313

Gross profit	76,497	87,058

Operating expenses:
Engineering and development	40,387	39,458
Sales and marketing	19,413	18,886
General and administrative	7,739	8,673
Special charges	12,033	—

Total operating expenses	79,572	67,017

Operating income (loss)	(3,075)	20,041

Interest and other income, net	773	1,078

Income (loss) from continuing operations before income taxes	(2,302)	21,119

Income taxes	748	2,678

Income (loss) from continuing operations	(3,050)	18,441

Loss from discontinued operations, net of income taxes	—	(55)

Net income (loss)	$(3,050)	$18,386

Income (loss) from continuing operations per share:
Basic	$(0.03)	$0.19
Diluted	$(0.03)	$0.19

Loss from discontinued operations per share:
Basic	$—	$—
Diluted	$—	$—

Net income (loss) per share:
Basic	$(0.03)	$0.19
Diluted	$(0.03)	$0.19

Number of shares used in per share calculations:
Basic	89,146	97,405
Diluted	89,146	98,369

QLOGIC CORPORATION

RECONCILIATION OF GAAP INCOME (LOSS) FROM CONTINUING OPERATIONS TO

NON-GAAP INCOME FROM CONTINUING OPERATIONS

(unaudited — in thousands, except per share amounts)

	Three Months Ended
	June 30, 2013	July 1, 2012

GAAP income (loss) from continuing operations	$(3,050)	$18,441
Items excluded from GAAP income (loss) from continuing operations:
Stock-based compensation	8,171	9,277
Amortization of acquisition-related intangible assets	243	244
Special charges	12,033	—
Income tax effect	(981)	(2,617)

Total non-GAAP adjustments	19,466	6,904

Non-GAAP income from continuing operations	$16,416	$25,345

Income (loss) from continuing operations per diluted share:
GAAP income (loss) from continuing operations	$(0.03)	$0.19
Adjustments	0.21	0.07

Non-GAAP income from continuing operations	$0.18	$0.26

Number of shares used in non-GAAP per diluted share calculations	89,770	98,369

Non-GAAP Financial Measures

The non-GAAP financial measures contained herein are a supplement to the corresponding financial measures prepared in accordance with generally accepted accounting principles (GAAP). The non-GAAP financial measures presented exclude the items summarized in the above table. Management believes that adjustments for these items assist investors in making comparisons of period-to-period operating results and that these items are not indicative of the company’s on-going core operating performance.

The company has presented non-GAAP income from continuing operations and non-GAAP income from continuing operations per diluted share, on a basis consistent with its historical presentation, to assist investors in understanding the company’s core income from continuing operations and core income from continuing operations per diluted share on an on-going basis. These non-GAAP financial measures may also assist investors in making comparisons of the company’s core profitability with historical periods and comparisons of the company’s core profitability with the corresponding results for competitors. Management believes that non-GAAP income from continuing operations and non-GAAP income from continuing operations per diluted share are important measures in the evaluation of the company’s profitability. These non-GAAP financial measures exclude the adjustments described in the above table, and thus provide an overall measure of the company’s on-going profitability and related profitability on a per diluted share basis.

Management uses non-GAAP income from continuing operations and non-GAAP income from continuing operations per diluted share in its evaluation of the company’s core after-tax results of operations and trends between fiscal periods and believes that these measures are important components of its internal performance measurement process. In addition, the company prepares and maintains its budgets and forecasts for future periods on a basis consistent with these non-GAAP financial measures. Management believes that providing these non-GAAP financial measures allows investors to view the company’s financial results in the way that management views the financial results.

The non-GAAP financial measures presented herein have certain limitations in that they do not reflect all of the costs associated with the operations of the company’s business as determined in accordance with GAAP. Therefore, investors should consider non-GAAP financial measures in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. The non-GAAP financial measures presented by the company may be different from the non-GAAP financial measures used by other companies.

For additional information on the items excluded from the non-GAAP financial measures and why the company believes that these non-GAAP financial measures provide useful supplemental information to investors, the company refers you to the Form 8-K regarding this release filed today with the Securities and Exchange Commission.

A summary of the non-GAAP adjustments presented in the table above by the financial statement line impacted is as follows:

(unaudited – in thousands)	Three Months Ended
	June 30, 2013	July 1, 2012
Non-GAAP Adjustments:
Cost of revenues:
Stock-based compensation	$584	$770
Amortization of acquisition-related intangible assets	243	244

Total cost of revenue adjustments	827	1,014

Operating expenses:
Engineering and development:
Stock-based compensation	4,351	4,318
Sales and marketing:
Stock-based compensation	1,793	1,965
General and administrative:
Stock-based compensation	1,443	2,224
Special charges	12,033	—

Total operating expense adjustments	19,620	8,507

Total non-GAAP adjustments before income taxes	20,447	9,521
Income tax effect	(981)	(2,617)

Total non-GAAP adjustments	$19,466	$6,904

QLOGIC CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(unaudited — in thousands)

	June 30, 2013	March 31, 2013
ASSETS

Current assets:
Cash and cash equivalents	$94,552	$95,532
Marketable securities	337,317	359,974

Total cash and marketable securities	431,869	455,506
Accounts receivable, net	69,271	66,135
Inventories	17,108	20,160
Deferred tax assets	13,307	13,036
Other current assets	28,875	24,381

Total current assets	560,430	579,218

Property and equipment, net	94,086	96,336
Goodwill	110,976	110,976
Purchased intangible assets, net	3,748	4,054
Deferred tax assets	25,630	31,992
Other assets	2,496	2,587

	$797,366	$825,163

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$26,936	$29,668
Accrued compensation	22,079	27,453
Accrued taxes	3,217	4,559
Deferred revenue	4,623	4,676
Other current liabilities	14,414	7,651

Total current liabilities	71,269	74,007

Accrued taxes	10,845	10,772
Other liabilities	6,240	6,107

Total liabilities	88,354	90,886

Stockholders’ equity:
Common stock	213	212
Additional paid-in capital	937,378	932,557
Retained earnings	1,687,287	1,690,337
Accumulated other comprehensive income (loss)	(722)	1,887
Treasury stock	(1,915,144)	(1,890,716)

Total stockholders’ equity	709,012	734,277

	$797,366	$825,163

QLOGIC CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited — in thousands)

	Three Months Ended
	June 30, 2013	July 1, 2012

Cash flows from operating activities:
Net income (loss)	$(3,050)	$18,386
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	7,806	6,572
Stock-based compensation	8,171	9,277
Deferred income taxes	5,403	(2,254)
Impairment of property and equipment	2,429	—
Other non-cash items	345	809
Changes in operating assets and liabilities:
Accounts receivable	(3,169)	(2,224)
Inventories	3,052	(2,429)
Other assets	(210)	(2,240)
Accounts payable	(289)	661
Accrued compensation	(5,374)	(7,895)
Accrued taxes, net	(5,366)	3,108
Other liabilities	6,843	5,245

Net cash provided by operating activities	16,591	27,016

Cash flows from investing activities:
Purchases of available-for-sale securities	(89,318)	(72,440)
Proceeds from sales and maturities of available-for-sale securities	108,609	65,799
Purchases of property and equipment	(10,111)	(9,486)

Net cash provided by (used in) investing activities	9,180	(16,127)

Cash flows from financing activities:
Proceeds from issuance of common stock under stock-based awards	1,963	2,847
Excess tax benefits from stock-based awards	5	126
Minimum tax withholding paid on behalf of employees for restricted stock units	(4,280)	(5,349)
Purchases of treasury stock	(24,428)	(55,977)
Payments for credit facility commitment fee	(11)	—

Net cash used in financing activities	(26,751)	(58,353)

Net decrease in cash and cash equivalents	(980)	(47,464)

Cash and cash equivalents at beginning of period	95,532	164,516

Cash and cash equivalents at end of period	$94,552	$117,052

QLOGIC CORPORATION

SUPPLEMENTAL FINANCIAL INFORMATION

(unaudited — in thousands)

Net Revenues

A summary of the company’s revenue components is as follows:

	Three Months Ended
	July 1, 2012	September 30, 2012	December 30, 2012	March 31, 2013	June 30, 2013

Advanced Connectivity Platforms	$ 108,042	$ 97,417	$ 96,991	$ 96,966	$ 93,190
Legacy Connectivity Products	22,329	20,450	22,395	19,948	19,926
	$ 130,371	$ 117,867	$119,386	$ 116,914	$ 113,116

Advanced Connectivity Platforms include the company’s strategic server and storage connectivity products, while Legacy Connectivity Products include the company’s other products, such as Fibre Channel switch products and 1Gb iSCSI products. Legacy Connectivity Products are comprised of products previously reported as Network Products, but also include 1Gb iSCSI products that had previously been included in the company’s Host and Silicon Products.